Amedisys Third Quarter 2020 Earnings Call Supplemental Slides October 29, 2020 Exhibit 99.2

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. Forward-looking statements

Q3 2020 Results

Our Key Areas of Focus

Strategic areas of focus and progress made during Q3'20

1 Organic Growth

- **Home Health***: Total same store admissions +5%, Total same store volume +6%
- **Hospice**: Admissions +9%,
- **Personal Care**: Billable hours / quarter -18% driven by impact of COVID-19 - turnover dropping into Q3 which will result in better ability to grow moving forward

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- Current total voluntary turnover ~19%
- Focus on reduction of clinical turnover with emphasis on "early exits"

3 Clinical Initiatives

- Quality: Amedisys Oct'20 preview STARS score of 4.33 (SHP: 4.5 STARS)
- 95% of care centers at 4+ Stars in the Oct'20 Preview
- 45 Amedisys care centers rated at 5-Stars in the Oct'20 Preview
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 46.7% (vs. 40.6% in 3Q'19)
  - Current PTA Ratio: 49.6% (vs. 43.7% in 3Q'19)
- 100% of care centers on Medalogix Care as of Aug. 2020
- Adjusted staffing levels in June to reflect clinician mix shift and utilization

5 M&A

- Aseracare acquisition closed 6/1
  - $235M purchase price ($203M net of tax asset)
  - 44 care centers
  - 14 states
  - $117M annual revenue
  - Technical integration near complete
- $659 million invested in Hospice segment since Feb. 2019
  - 4 acquisitions
  - ~6,000 ADC
  - 106 care centers
  - ~5,000 employees

6 Regulatory

- 2021 proposed Home Health industry rule net +2.6% increase – final rule expected soon
- 2021 Final Hospice industry rule net +2.4% increase (effective 10/1/20)

Note: Home Health same store volume is defined as admissions plus recertifications

4

Highlights and Summary Financial Results (Adjusted): 3Q 2020[1]

Home Health total same store volume +6%, total same store admissions +5%; Hospice same store admissions +9%

3Q'20 — Amedisys Consolidated

- Revenue Growth: +10%
- EBITDA: $76M (+33%)
- EBITDA Margin: 14% (+240 bps)
- EPS: $2.24 (+95%) - ***non-cash compensation tax benefit = $0.72***

amedisys

3Q'20 — Balance Sheet & Cash Flow

- Net debt: $261.3M
- Net Leverage ratio: 1.1x
- CFFO: $83.1M
- Free cash flow [4]: $79.2M
- DSO: 40.0 (vs. Q4'19 of 40.9 and down 2.0 days since Q2)

3Q'20 — Home Health

Same Store [2][3]:
- Total Volume: +6%
- Total Admissions: +5%

Other Statistics:
- Revenue per Episode[6]: $2,886 (+1.8%)
- Total Cost per Visit: $96.85 (+5.5%)
- Medicare Recert Rate: 36.9%

3Q'20 — Hospice

Same Store Volume [3]:
- Admissions: +9%
- ADC: flat (ADC lags admits)

Other Statistics:
- Revenue per Day: $155.57 (+1.9%)
- Cost per day: $79.96 (+0.6%)

3Q'20 — Personal Care

Growth Metrics [5]:
- Billable hours/quarter: -18%
- Clients served: -20%

3Q'20 — Adjusted Financial Results[1]

$ in Millions, except EPS	3Q19	3Q20	% Change
Home Health	311.5	326.0	4.7%
Hospice	162.4	199.7	23.0%
Personal Care	20.7	18.4	-11.1%
Total Revenue	**$ 494.6**	**$ 544.1**	**10.0%**
Gross Margin %	*41.6%*	*45.0%*	
Adjusted EBITDA	**56.8**	**75.7**	**33.3%**
	11.5%	*13.9%*	
Adjusted EPS	**$1.15**	**$2.24**	**94.8%**
Free cash flow [4]	**$44.8**	**$79.2**	**76.8%**

1. *The financial results for the three-month periods ended September 30, 2019 and September 30, 2020 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same Store volume – Includes admissions and recertifications.*
3. *Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
4. *Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.*
5. *Includes acquisitions.*
6. *Medicare sequestration suspended 5/1/20*

5

OUR REVENUE SOURCES: 3Q'20

Amedisys Consolidated Revenue


3.4%
36.7%
59.9%
Home Health
Hospice
Personal Care

Home Health Revenue


20.6%
11.2%
68.2%
Medicare FFS
Private Episodic
Per Visit

Hospice Revenue


5.3%
94.7%
Medicare FFS
Private

- **Home Health**: 320 care centers; 33 states & DC
- **Hospice**: 182 care centers; 35 states
- **Personal Care**: 14 care centers; 3 states
- **Total AMED: 516 care centers; 39 states and D.C.**

- **Medicare FFS**: Reimbursed over a 30-day period of care
- **Private Episodic**: MA and Commercial plans who reimburse us over a 30-day period of care. Generally at rates ~90% – 100% of Medicare
- **Per Visit**: Managed care, Medicaid and private payors reimbursing us per visit performed

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled **~97% of the Hospice care AMED provides, in line with overall hospice industry provision of care**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

6

Home Health and Hospice Segment (Adjusted) – 3Q 2020[1]

Home Health total volume growth +6%; Hospice Admit Growth +9%

HOME HEALTH

$ in Millions	3Q19	3Q20
Medicare	211.5	222.2
Non-Medicare	100.0	103.8
Home Health Revenue	**$311.5**	**$326.0**
Gross Margin %	*39.4%*	*45.4%*
Pre-Corporate EBITDA [2]	**$47.1**	**$69.5**
	15.1%	*21.3%*

Operating Statistics		
Same Store Growth (3)(4)		
Total Volume	6%	6%
Total Admissions	9%	5%
Medicare Revenue per Episode (5)	$2,836	$2,886
Medicare Recert Rate	36.5%	36.9%
Total Cost per visit	$91.77	$96.85

HOSPICE

$ in Millions	3Q19	3Q20
Medicare	153.5	189.0
Non-Medicare	8.9	10.7
Hospice Revenue	**$162.4**	**$199.7**
Gross Margin %	*47.9%*	*48.6%*
Pre-Corporate EBITDA [2]	**$42.2**	**$49.3**
	26.0%	*24.7%*

Operating Statistics		
Admit growth - same store (4)	4%	9%
ADC growth - same store (4)	5%	0%
ADC	11,565	13,953
Avg. discharge length of stay	98	101
Revenue per day (net)	$152.67	$155.57
Cost per day	$79.49	$79.96

Home Health Highlights

- Revenue per Episode up 1.8% (sequestration suspension benefit $5M)
- Y/Y CPV up +$5.08 (+5.5%, raises effective 8/1, health insurance, increase in use of contractors, change in visit mix and lower visit volumes)
- Visits per Episode decreased 2.5

Hospice Highlights

- Same store admit growth +9%
- Net revenue per day +1.9% (sequestration suspension benefit $3M, excluding acquisitions)
- ~$1.1M cap expense for 3Q
- Q3'20 Acquisition Contribution:
  - Revenue: $33M
  - Segment EBITDA: $4.2M ($2.1M net of corporate)

1. *The financial results for the three-month periods ended September 30, 2019 and September 30, 2020 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Pre-Corporate EBITDA does not include any corporate G&A expenses.*
3. *Same store information represents the percent change in volume or admissions for the period as a percent of the volume or admissions of the prior period.*
4. *Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
5. *Average Medicare revenue per completed episode for the three-month period ended September 30, 2020 reflects the suspension of sequestration effective May 1, 2020.*

7

General & Administrative Expenses – Adjusted (1,2) Notes: Year over year total G&A as a percentage of revenue increased 200 basis points ($26 million) Year over year G&A increase due to our acquisitions (~$11M), raises, incentive accruals, higher health insurance costs, and investments related to PDGM, partially offset by lower travel and training spend G&A for our Hospice and Corporate segments include $9.3M and $2.1M, respectively, from acquisitions Total G&A as a percentage of revenue increased 110 bps sequentially The financial results for the three-month periods ended September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Adjusted G&A expenses do not include depreciation and amortization. Impacted by COVID-19, acquisitions, incentive compensation costs, and investments to drive volume growth

Operational Excellence: Home Health Cost Per Visit (CPV)-Adjusted

YOY Total CPV impacted by planned wage increases and lower volumes resulting from COVID-19

Components	3Q19	2Q'20	3Q'20	YoY Variance	Detail	Initiatives
Salaries	$63.24	$63.03	$64.81	$1.57	YoY increase due to planned wage increases, shift in visit mix and fixed costs (training, PTO, etc.) on lower visits, partially offset by optimization of discipline mix. Sequential increase due to the same drivers, partially offset by a lesser impact of planned wage increases and an additional holiday in Q3.	Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases
Contractors	$2.83	$3.05	$3.69	$0.86	YOY and Sequential increase driven by additional staffing needs due to COVID-19	Focused efforts on filling positions with full-time clinicians
Benefits	$11.14	$10.20	$12.59	$1.45	YoY and Sequential increase primarily due to health insurance with COVID related cost shift to Q3	Focus on cost containment and spend optimization with specific focus on high cost claims
Transportation & Supplies	$6.47	$6.89	$6.85	$0.38		
***Visiting Clinician CPV**	**$83.68**	**$83.17**	**$87.94**	**$4.26**		
Clinical Managers	$8.09	$9.27	$8.91	$0.82	Fixed cost associated with non-visiting clinicians and planned wage increases: YOY increase driven by lower visit volumes	Unit cost reduced as volume increases
Total CPV	$91.77	$92.44	$96.85	$5.08		

**Note: Direct comparison with industry competitors CPV calculation*



Cost Per Visit (CPV)
$100.00
$75.00
$50.00
$25.00
$83.68
$83.17
$87.94
3Q19
2Q20
3Q20
Salaries
Contractors
Benefits
Transportation

amedisys

9

Driving Top Line Growth Growth in all three lines of business impacted by COVID-19 but recovering Home Health Total Volume Hospice ADC Personal Care Total Hours / Quarter

Industry Leading Quality Scores Note: Top Competitor Avg weighted by CCN count and includes LHC, Kindred, AFAM, EHC and BKD Metric OCT 19 Release JAN 20 Release APR 20 Release Oct 20 PREVIEW Quality of Patient Care 4.28 4.27 4.26 4.33 Entities at 4+ Stars 88% 86% 86% 92% Metric JUL 19 Release OCT 19 Release JAN 20 Release APR 20 Release Patient Satisfaction Star 3.87 3.97 3.71 3.80 Performance Over Industry +6% +6% +6% +6% Quality of Patient Care (QPC) Patient Satisfaction (PS) Amedisys maintains a 4-Star average in the Oct 2020 HHC preview with 92% of our providers (representing 95% of care centers) at 4+ Stars and 61% of our providers (representing 65% of care centers) at 4.5+ Stars 26 Amedisys providers (representing 45 care centers) rated at 5-Stars in the Oct 2020 HHC preview. CMS will provide an Oct 2020 HHC release. After this, CMS will hold the data constant (i.e., freeze the data) until the Jan 2022 HHC release.

Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality Hospice Compare HIS and CAHPS reporting currently “frozen” and will resume reporting in Feb 2022

Debt and Liquidity Metrics ~Net leverage ~1.1x Net debt defined as total debt outstanding ($314.2M) less cash ($52.9M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($247.6M). Liquidity defined as the sum of cash balance and available revolving line of credit. Cash per 9/30/20 10-Q less Provider relief fund advance (~$60M)

Cash Flow Statement Highlights (1) Q2 and Q3 include benefit of payroll tax deferral (COVID-19 relief) of approximately $20 and $18M Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.

Income Statement Adjustments (1) The financial results for the three-month periods ended September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Planned closures consist of in-patient units acquired from Compassionate Care Hospice whose operations ceased in April 2019.

2020 Guidance Update

Amedisys 2020 Updated Guidance Ranges Note: Adjusted numbers are ex-CARES Act funds *EPS: Inclusive of $0.72 income tax benefit related to executive stock option exercise Increased Revenue, EBITDA and EPS guidance ranges for FY 2020 2020 Original Guidance 2020 Reinstated Guidance Revenue $2,115M – $2,160M $2,040M - $2,070M Adjusted EBITDA $250M – $260M $245M - $255M Adjusted Earnings per Share $4.90 – $5.13 $4.84 - $5.06 2020 Updated Guidance $2,067M - $2,072M $269M - $272M $6.02 - $6.08*

Reimbursement Outlook

Reimbursement Impact for Home Health and Hospice

Home Health

	2020
Final Rule (PDGM – Behavioral Assumptions)	(4.36%)
Estimated AMED-Specific Impact	(2.8%)

Proposed FY'21 Home Health Rule	2021
Estimated Industry Impact	**+2.6%**

Note: AMED impact differs from industry due to patient mix, referral mix and footprint

Hospice

	2020*
Market Basket Update	3.0%
Productivity / Other Adjustment	(0.4)
Estimated Industry Impact	+2.6%
Estimated AMED-Specific Impact	**+~0.5%**

****Hospice rate increase effective October 1, 2019 – majority of rate increase will be passed through to general inpatient & respite facilities resulting in a ~(0.5%) reduction in gross margin percentage***

Final FY'21 Hospice Rule	2021
Estimated Industry Impact *(Effective 10/1/2020)*	**+2.4%**

amedisys

18

Our Path Forward: 2021 & Beyond 2021 & Beyond – The Future Is Very Bright for AMED Entering 2021 with all PDGM cost levers in place Continued strategic acquisitions of Home Health and Hospice assets – Home Health market share absorption strategy delayed until early 2021 due to CARES Act funds FY 2021 Proposed Home Health rule: +2.6% FY 2021 Final Hospice rule: +2.4% FY 2021 – EBITDA contribution from CCH and AseraCare Integration and optimization of AseraCare asset Previously acquired Hospice assets performing near legacy AMED growth and profitability Continued industry consolidation New referral sources and market share opportunities from SNF@Home Continued expansion of Medicare Advantage “gain share” arrangements